UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

August 29, 2003
(Date of earliest event reported)

PAB Bankshares Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-11823	58-1473302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 North Valdosta Road, Valdosta, Georgia	31602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (229) 241-2775

Item 5. Other Events and Regulation FD Disclosure.

On August 29, 2003 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated here in by reference.

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated August 29, 2003

Exhibit Index
99.1	Press release dated August 29, 2003

SIGNATURE

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAB Bankshares Inc. (Registrant)
August 29, 2003 (Date)	/s/ DONALD J. TORBERT, JR. Donald J. Torbert, Jr. Senior Vice President and Chief Financial Officer